SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       March 12, 2004
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                       (Date of earliest event reported)


                    Synthetic Fixed-Income Securities, Inc.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                   001-32070                   52-2316339
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(State of Incorporation)         (Commission             (I.R.S. Employer
                                  File Number)            Identification No.)


One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                           28288
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611




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ITEM 5.  Other Events
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         On March 12, 2004, Synthetic Fixed-Income Securities, Inc. ("SFSI")
transferred $35,000,000 of Debentures due 2029 (the "Underlying Securities"), issued by Historic TW Inc. to the STRATS Trust for Historic TW Inc. Securities, Series 2004-5 (the "Trust") established by SFSI, which issued $35,000,000 STRATSSM Certificates, Series 2004-5, Class A-1 (the "Class A-1 Certificates"), issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of March 12, 2004 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Class A-1 Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated March 4, 2004 (the "Underwriting Agreement"), between SFSI and Wachovia, as underwriter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(a)   Financial Statements - Not Applicable

(b)   Pro Forma Financial Information - Not Applicable

(c)   Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.              Description
----------------         -----------

4.1 Series Supplement, dated as of March 12, 2004, is set forth as Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Synthetic Fixed Income Securities Inc. on March 22, 2004, and is incorporated herein by reference.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SYNTHETIC FIXED-INCOME SECURITIES, INC.



                            /s/ Jimmy Whang
                            -------------------------------------------
                            Name:   Jimmy Whang
                            Title:  Director



March 12, 2004


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INDEX TO EXHIBITS
    Exhibit No.                           Description
    -----------                           -----------

       4.1       Series Supplement, dated as of March 12, 2004, is set forth as
                 Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Synthetic Fixed Income Securities Inc. on March 22, 2004, and is incorporated herein by reference.